SECURITIES AND EXCHANGE COMMISSION

                      Washington, D.C.  20549

                              Form 8-K

                           CURRENT REPORT

                  Pursuant to Section 13 or 15(d) of
                  the Securities Exchange Act of 1934

                  Date of Report - September 12, 2003

                 UNION NATIONAL FINANCIAL CORPORATION
        (Exact name of registrant as specified in its charter)



    Pennsylvania                0-19214            23-2415179
---------------------------    -------------      -----------

State or other jurisdiction (Commission File     (IRS Employer
    of Incorporation)             Number)       Identification
                                                   Number)

   101 East Main Street, P.O. Box 567
         Mount Joy, Pennsylvania                        17552
---------------------------------------            --------------
(Address of principal executive offices)              (Zip Code)



 Registrant's telephone number including area code:
                       (717) 653-1441
                        --------------

                                N/A
-----------------------------------------------------------------
   (Former name or former address, if changed since last report)

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Item 1.    Changes in Control of Registrant

           Not Applicable.

Item 2.    Acquisition or Disposition of Assets.

           Not Applicable.

Item 3.    Bankruptcy or Receivership.

           Not Applicable.

Item 4.    Changes in Registrant's Certifying Accountant.

           Not Applicable.

Item 5.    Other Events.

           On September 12, 2003, Union National Financial Corporation issued a press release announcing the addition of James Godfrey to Board of Directors. The aforementioned is attached as an exhibit to this Current Report on Form 8-K.

Item 6.    Resignations of Registrant's Directors.

           Not Applicable.

Item 7.    Financial Statements and Exhibits.

           (a)    Not Applicable.

           (b)    Not Applicable.

           (c)    Exhibits:
                  99.1     Press Release

Item 8.    Change in Fiscal Year.

           Not Applicable.

Item 9.    Regulation FD Disclosure.

           Not Applicable.

Item 12.   Results of Operations and Financial Condition.

           Not Applicable

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     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             UNION NATIONAL FINANCIAL CORPORATION
                             (Registrant)


Dated: September 12, 2003    /s/Mark D. Gainer
                             ----------------------------------

                             Mark D. Gainer,
                             President & Chief Executive Officer
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                            EXHIBIT INDEX

                                        Page Number in
Exhibit                                 Manually Signed Original

99.1          Press Release             5

                          EXHIBIT 99.1

                          Press Release

                          PRESS RELEASE

  Union National Financial Corporation Announces Addition of
  ___________________________________________________________

              James Godfrey to Board of Directors
             _____________________________________


Mount Joy, Pennsylvania, September 12, 2003. Union National Financial Corporation, the parent bank holding company of Union National Community Bank, announced the recent addition of James
R. Godfrey to the Board of Directors. Mr. Godfrey is President of HealthGuard of Lancaster, a managed care organization. HealthGuard has over 107,000 members, and contracts with 20 hospitals, over 900 primary care physicians and over 2000 specialist practitioners. Mr. Godfrey is active in the community, currently serving on the Boards of the Lancaster Chamber of Commerce and Industry and the Managed Care Association of Pennsylvania (MCAP). He is also Past President of the Rotary Club of Lancaster and is a member of the Pennsylvania Healthcare Cost Containment Council.

Union National Community Bank, the sole and wholly-owned subsidiary of Union National Financial Corporation, has been serving its communities for 150 years. The bank operates six retail offices in Lancaster County.

For Further Information, Please Contact:
Mark D. Gainer, President/CEO
Union National Financial Corporation
101 East Main Street
P.O. Box 567
Mount Joy, PA 17552-0567
(717) 653-1441

This press release may contain forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. Actual results and trends could differ materially from those set forth in such statements due to various factors. Such factors include the possibility that increased demand or prices for the company's financial services and products may not occur, changing economic and competitive conditions, technological developments and other risks and uncertainties, including those detailed in the Company's filings with the Securities and Exchange Commission.

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